EXHIBIT 10.41A

                             SONIC AUTOMOTIVE, INC.
                        5401 EAST INDEPENDENCE BOULEVARD
                         CHARLOTTE, NORTH CAROLINA 28218



                                October 16, 1997

KIA of Chattanooga, LLC
European Motors of Nashville
European Motors, LLC
Jaguar of Chattanooga LLC
Cleveland Chrysler-Plymouth-Jeep Eagle LLC
Nelson Bowers Dodge, LLC,
Cleveland Village Imports, Inc.
Saturn of Chattanooga, Inc.
Nelson Bowers Ford, L.P.
Nelson E. Bowers II
Jeffrey C. Rachor
and the additional signatories to the Asset Purchase Agreement


         RE:      AMENDMENT TO THE ASSET PURCHASE AGREEMENT

Dear Sirs:

         Reference is made to the Asset Purchase Agreement, dated as of June 24, 1997, as amended (the "Agreement"), by and among you and the undersigned. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

         This will confirm our agreement to amend the Agreement as follows:

         1. Saturn of Chattanooga, Inc. ("Saturn") shall no longer be a Seller under the Agreement and shall be deleted as a party to the Agreement for all purposes.

         2. The Purchase Price shall be reduced by $5,900,000 to reflect the reduction in value represented by the Purchased Assets to be sold by Saturn, with $4,600,000 of such reduction being applied to reduce the Base Price to $18,400,000 and $1,300,000 of such reduction being applied to reduce the Adjustment Amount to $9,200,000. Furthermore, the reduced Adjustment Amount of $9,200,000 shall be allocated as follows:

     Initial Adjustment Amount                                   $4,200,000
     Escrowed Adjustment Amount                                   1,000,000
     Notes                                                       $4,000,000
                                                                 ----------
                                                                 $9,200,000



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October 16, 1997
Page 2



         3. The Closing Date Deadline shall be extended to November 21, 1997.

         4. The transaction shall close in escrow on or about November 1, 1997, subject to funding of the Purchase Price, which shall occur not later than the close of business on the Closing Date Deadline. Upon completion of the closing in escrow, all conditions to closing under the Agreement, other than payment of the Purchase Price by the Buyer, will be deemed satisfied. From November 1, 1997 until the date of funding, the Sellers shall continue to operate the Purchased Assets in the ordinary course and shall pay no dividends or distributions to their shareholders; at funding, the Buyer shall also pay interest on the amount of the Purchase Price payable at Closing (i.e., at funding) at prime rate for the period from and including November 1, 1997 to and including the date of funding. If funding does not occur by the close of business on the Closing Date Deadline, the closing in escrow shall be void ab initio and the provisions of the Agreement, including Article 11, shall be applicable.

         5. At the time of the closing in escrow referred to in paragraph 4 above, the Buyer shall deliver a letter of credit of NationsBank, or another bank reasonably acceptable to the Sellers' Agent, in the amount of the Buyer's Termination Fee. The costs of such letter of credit shall be borne by the Sellers.

         6. The rents under the respective Dealership Leases with respect to the Sellers listed on Exhibit A attached hereto are hereby agreed to as the rents under the respective Dealership Leases.

         7. The Non-Competition Agreement shall be amended to permit Nelson Bowers to continue as the owner/operator of Saturn consistent with past practice.



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October 16, 1997
Page 3



         Please indicate our mutual agreement by signing a copy of this letter in the space provided below and returning it to the undersigned.

                                            Very truly yours,
                                            SONIC AUTOMOTIVE, INC.



                                                 /s/ Bryan Scott Smith
                                            _________________________________
                                            By:      Bryan Scott Smith
                                            Title:    President


Accepted and Agreed as of the
date first set forth above:

KIA OF CHATTANOOGA, LLC


By:      /s/ Nelson E. Bowers, II
   ________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager

EUROPEAN MOTORS OF NASHVILLE, LLC


By:      /s/ Nelson E. Bowers, II
   ________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager

EUROPEAN MOTORS, LLC


By:      /s/ Nelson E. Bowers, II
   _________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager


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October 16, 1997
Page 4



JAGUAR OF CHATTANOOGA LLC


By:      /s/ Nelson E. Bowers, II
   _________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager


CLEVELAND CHRYSLER-PLYMOUTH-JEEP EAGLE LLC


By:      /s/ Nelson E. Bowers, II
   _________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager


NELSON BOWERS DODGE, LLC


By:      /s/ Nelson E. Bowers, II
   _________________________________
         Name: Nelson E. Bowers, II
         Title: Chief Manager


CLEVELAND VILLAGE IMPORTS, INC.


By:      /s/ Nelson E. Bowers, II
   _________________________________
         Name: Nelson E. Bowers, II
         Title: President


SATURN OF CHATTANOOGA, INC.


By:      /s/ Nelson E. Bowers, II
   __________________________________
         Name: Nelson E. Bowers, II
         Title: President




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October 16, 1997
Page 5



NELSON BOWERS FORD,  L.P.

by:  Nebco of Southeast Tennessee, Inc.
its:   General Partner


By:   /s/ Nelson E. Bowers, II
   _______________________________
      Name: Nelson E. Bowers, II
      Title: President


THE SHAREHOLDERS:


         /s/ Nelson E. Bowers, II                      (SEAL)
         ______________________________________________
             NELSON E. BOWERS, II



         /s/ Jeffrey C. Rachor                         (SEAL)
         _______________________________________________
             JEFFREY C. RACHOR



         /s/ Paul W. Painter, Sr. Trustee              (SEAL)
         _______________________________________________
             Paul W. Painter, Sr., Trustee



         /s/ Danny McVay                               (SEAL)
         _______________________________________________
             DANNY McVAY



         /s/ Frank E. Fowler, II                       (SEAL)
         _______________________________________________
             FRANK E. FOWLER, II



         /s/ Dewayne B. McCamish                       (SEAL)
         _______________________________________________
             DEWAYNE B. McCAMISH




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October 16, 1997
Page 6



         /s/ Rex Allen                                (SEAL)
         ______________________________________________
             REX ALLEN



NEBCO OF SOUTHEAST TENNESSEE, INC.


By:         /s/ Nelson E. Bowers, II
   _______________________________________
   Name: Nelson E. Bowers, II
   Title: President


INFINITI OF CHATTANOOGA, INC


By:         /s/ Nelson E. Bowers, II
   _______________________________________
   Name: Nelson E. Bowers, II
   Title: President


         /s/ John T. Lupton                         (SEAL)
_____________________________________________________
JOHN T. LUPTON



JOHN T. LUPTON TRUST U/W THOMAS  CARTTER LUPTON


By:         /s/ John T. Lupton
   ____________________________________
   John T. Lupton, Trustee


By:         /s/ Joel W. Richardson, Jr.
   _____________________________________
   Joel W. Richardson, Jr., Trustee


By:         /s/ David S. Gonzenbach
   ____________________________________
   David S. Gonzenbach, Trustee




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                                    EXHIBIT A


                                 Schedule 1.3(e)

              Allocation of Purchase Price and Assumed Liabilities

         The allocation of the Purchase Price and the Assumed Liabilities among the Purchased Assets is to be mutually agreed by the Sellers and the Buyer at or prior to the Closing; provided that (i) the amount allocated to the Non-Competition Agreement (as defined in subsection 1.4(d) of the Agreement) shall be as set forth therein, (ii) the Base Price shall be allocated entirely to goodwill and the Net Book Value shall be allocated to the Purchased Assets other than goodwill.

         The Net Book Value will be allocated among the Sellers in accordance with the Net Book Value as reflected on the Closing Balance Sheet prepared by the Sellers. The $23 Million "Base Price" is to be allocated among the Sellers as follows:

        Infiniti/Jaguar                                    $   684,000

        BMW/Volvo of Chattanooga                             5,835,000

        BMW/VW of Nashville                                  6,242,000

        Saturn of Chattanooga                                4,600,000

        Nelson Bowers Ford                                     230,000

        Dodge of Chattanooga                                 3,681,000

        Cleveland Village Honda                              1,728,000

                Total                                      $23,000,000


Subject to change based on financial information as of the date of closing.



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                                    EXHIBIT B

                                  LEASE AMOUNTS


   ____________________________________________________________________________
        ENTITY                   RENT PER MONTH                RENT PER YEAR
   ____________________________________________________________________________
         KIA                          11,070                      132,840
   ____________________________________________________________________________
         BMW                          23,320                      279,840
   ____________________________________________________________________________
        CCPJE                         15,952                      191,424
   ____________________________________________________________________________
        Jag/In                        27,852                      334,224
   ____________________________________________________________________________
        Honda                         12,858                      154,296
   ____________________________________________________________________________
        CarMart                        7,500                       90,000
   ____________________________________________________________________________